Exhibit 13(b).1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSR for the year ended June 30, 2020 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, M. Grier Eliasek, the Chief Executive Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 27, 2020

Exhibit 13(b).2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSRS for the year ended June 30, 2020 of Priority Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, Kristin Van Dask, the Chief Financial Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 27, 2020